               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 10, 1994


                                    KEYCORP
            (Exact name of registrant as specified in its charter)

     Ohio                            0-850                          34-6542451
(State or other                (Commission file                   (IRS Employer
jurisdiction of                     number)                       identification
incorporation)                                                        number)


                127 Public Square, Cleveland, Ohio  44114-1306
         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (216) 689-3000

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Item 5.  Other Events

         KeyCorp and Bankers Trust Company, as Trustee, have executed a Senior Indenture and a Subordinated Indenture (collectively, the "Indentures"), each dated as of June 10, 1994, in connection with KeyCorp's Universal Shelf Registration Statement, as amended, which was filed by KeyCorp with the Securities and Exchange Commission on May 16, 1994 and became effective by order of the Commission on June 10, 1994 (the "Shelf Registration Statement"). Forms of each of the Indentures were previously filed with the Commission as Exhibits 4(c) and 4(d), respectively, to Amendment No. 1 to the Shelf Registration Statement on May 19, 1994. Copies of each of the executed Indentures are attached to this Form 8-K as Exhibit 4(a) and 4(b), respectively.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)      Exhibits
         --------

4(a) Senior Indenture, by and between KeyCorp and Bankers Trust Company, as Trustee, dated June 10, 1994.

4(b) Subordinated Indenture, by and between KeyCorp and Bankers Trust Company, as Trustee, dated June 10, 1994.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                KEYCORP
                                              (Registrant)


Date:  July 25, 1994                      /s/ Eric Rasmussen
                                        -------------------------
                                        By: Eric Rasmussen
                                            Senior Vice President